UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2007

GRAFTECH INTERNATIONAL LTD.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13888 (Commission File Number)	06-1385548 (I.R.S. Employee Identification Number)

12900 Snow Road
Parma, Ohio 44130
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:   216-676-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

        On December 13, 2007, GrafTech International Ltd. issued a press release announcing that its Board of Directors has authorized a stock repurchase program under which GrafTech may purchase up to three million shares of its outstanding common stock. A copy of this press release is filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)   Exhibits.

99.1           Press release of GrafTech International Ltd., dated December 13, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRAFTECH INTERNATIONAL LTD.

Date: December 13, 2007	By:	/s/ Mark R. Widmar
Mark R. Widmar
Chief Financial Officer and Vice President

EXHIBIT INDEX

99.1           Press release of GrafTech International Ltd., dated December 13, 2007.